CUSTOMERS AND SUPPLIERS	12 Months Ended
Dec. 31, 2011
CUSTOMERS AND SUPPLIERS
CUSTOMERS AND SUPPLIERS
NOTE 10 - CUSTOMERS AND SUPPLIERS

WCI had two significant customers which accounted for approximately 69% of the Company's sales in 2011 and two significant customers which accounted for 60% of sales in 2010.  In 2011 the order concentration for the two customers accounted for the following percentages respectively, 54% and 15%.  In 2010, the order of the concentration for the two different vendors accounted for the following percentages respectively, 35% and 25%.  The loss of the sales generated by the larger companies would have a significant effect on the operations of the Company.

The Company purchases all inventory from one vendor. If this vendor became unable to provide materials in a timely manner and the Company was unable to find alternative vendors, the Company's business, operating results and financial condition would be materially adversely affected.